SASCO 2005-S1
Credit Risk Manager Report
July 2005
2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The
Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.
2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One 	Executive Summary
Section Two 	Prepayment Premium Analysis
Section Three 	Loss Report
Section Four 	Analytics

2005 The Murrayhill Company. All Rights Reserved.


Section One


Executive Summary

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S1 Executive Summary June 2005
Transaction Summary
Closing Date: 03/01/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U.S. Bank
Master Servicer: Aurora Loan Services Master Servicer
Servicer(s): Aurora Loan Services, Chase Home Finance, Countrywide, GMAC
Mortgage,
	     Ocwen Financial Services, Option One Mortgage, Wells Fargo / ASC,
Wells
	     Fargo Bank, N.A.
Mortgage Insurer(s): United Guaranty Residential Insurance Company
Delinquency Reporting Method: OTS1

Collateral Summary
			Closing Date		6/30/20052	6/30/2005 as a
								Percentage of Closing
								Date

Collateral Balance 	$576,667,450 		$494,776,377 	85.79%

Loan Count 		11,983			10,531		87.88%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
 2005 The Murrayhill Company. All Rights Reserved.


Collateral Statistics
					Loan Count 		Summed Balances
Repurchases* 				0			$0
First Payment Default 			9			$831,750
Early Payment Defaults** 		44			$3,299,687
Multiple Loans to One Borrower*** 	485			$15,649,884

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment
***We are currently awaiting the borrower information necessary to populate these fields

Prepayments

Remittance 	Beginning Collateral 	Total 			Percentage of
Date 		Balance			Prepayments		Prepayments
7/25/2005	$517,075,640		$22,294,969		4.31
6/25/2005	$534,830,574		$17,451,738		3.25
5/25/2005	$549,469,432 		$14,334,337 		2.61


Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

In the 7/25/2005 remittance, 68 loans with active prepayment premium flags were paid off. The servicers remitted premiums for 61 loans totaling $166,444. The total amount remitted to the P Class was $152,885. Three premiums that were remitted by the servicer were not included in the master servicer's wire to the trust, which total $13,559. We asked the master servicer why these premiums were not remitted to the trust and are awaiting a response. Also, we have inquired with a servicer regarding two loans that paid off with active flags but did not remit premiums.

Loss Analysis

High Loss Amounts and/or High Loss Severities
In the 7/25/2005 remittance, one loss totaling $39,223, a loss severity of 104 percent, was passed to the trust for loan 6102510. The loss was the result of this loan being charged off.
 2005 The Murrayhill Company. All Rights Reserved.


Section Two


Prepayment Premium Analysis

 2005 The Murrayhill Company. All Rights Reserved.

Reconciliation for Prepayment Premiums for SASCO 2005-S1
Mortgage Data Through: June 30, 2005


Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.

					Trustee Remittance Date
Class 		25-Jul-05	25-Jun-05 	25-May-05	25-Apr-05	25-Mar-05
P Class 	$152,885	$124,209 	$98,075 	$56,854	 	$15,846

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

					Trustee Remittance Date
Servicer	25-Jul-05	25-Jun-05 	25-May-05	25-Apr-05	25-Mar-05
Total		$152,885	$124,209 	$97,559		$57,369		$15,846

Section 3: Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.


Amount remitted to the P Class: 		$152,885

Amount remitted by the servicers: 		$166,444

Difference: 					$-13,559



2005 The Murrayhill Company. All Rights Reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S1
Mortgage Data Through: June 30, 2005

Trustee Remittance Date: 	25-Jul-05	25-Jun-05	25-May-05 	25-Apr-05

Loans with Active Prepayment
Flags with Premiums
Remitted (A)			61		51 		42 		29
				9		3 		3 		1

Total Loans with
Premiums Remitted (B) 		73		54 		45 		30

Loans with Active Prepayment
Flags (C) 			68		51 		42 		31

Loans without Prepayment Flags
with Premiums Remitted		9		3 		3 		0


Subtotal (D) 			77		54		45 		31


Premiums Remitted for Loans with
Active Prepayment Flags (A/C) 	89.71%		100.00% 	100.00%
	93.55%


Total Loans with Premiums
Remitted to the Subtotal (B/D)	94.81%		100.00% 	100.00%
	96.77%

Total Paid-Off Loans (E) 	397		330		281		287

Total Loans with Premiums
Remitted to the Total Paid-Off
Loans (B/E) 			18.39%		16.36%		16.01%
	10.45%


2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loan Exception Report for SASCO 2005-S1
Mortgage Data Through: June 30, 2005


										TOTAL
Total Paid-Off Loans with Flags 						69
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the
Note)*										0


Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*				1


Loans That were liquidated from REO Status					0

Loans with Discrepancies between the Data File and the Note*			0

Defaulted Liquidated Loans that Could Not Have Premiums
Collected because of the Acceleration of the Debt*				0

Loans that were Liquidated Through Loss Mitigation Efforts*			0

Total Paid-Off Loans with Active Prepayment Flags (C) 				68

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because
of State Statutes								0

Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted								6


* These categories are mutually exclusive.
2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-S1
Mortgage Data Through: June 30, 2005

Loan    Delin-	Origi-	  PPP Flag  Expir-	Pay-	   PPP	   % of
PPP	Comments
Number 	quency	nation	  	    ation	off	   Remit-  to Payoff

	String	Date	      	    Date	Balance	   ted     Balance

6109260	CCCC0	9/27/2004       0   9/27/2004	$27,521	   $1,099  4%
	Remitted w/o flag
6109852	CCCC0	10/1/2004	0   10/1/2004	$53,801    $2,141  4%	Remitted
w/o flag
6109695	CCCC0	9/29/2004	0   9/29/2004	$34,457    $1,372  4%	Remitted
w/o flag
6100568	CCCC0	7/1/2004	0   7/1/2004	$58,621    $2,179  4%	Remitted
w/o flag
6100790	CCCC0	6/1/2004	0   6/1/2004	$42,925    $1,930  4%	Remitted
w/o flag
6100511	CCCC0	6/1/2004	0   6/1/2004	$35,824    $1,434  4%	Remitted
w/o flag
6100561	CCCC0	4/1/2004	0   4/1/2004	$28,608    $1,172  4%	Remitted
w/o flag
6100483	CCCC0	7/1/2004	0   7/1/2004	$37,666    $1,166  3%	Remitted
w/o flag
6100514	CCCC0	6/1/2004	0   6/1/2004	$32,838    $329    1%	Remitted
w/o flag
6105951	CCCC0	10/22/2004	3   10/22/2007	$59,810    $0 	   0%	Waived,
third party sale.
6101982	CCCC0	10/13/2004	2   10/13/2006	$30,368    $0 	   0%	Awaiting
Servicer Response
6102619	CCCC0	11/2/2004	2   11/2/2006	$83,693    $0 	   0%	Awaiting
Servicer Response
6104738	CCCC0	10/5/2004	3   10/5/2007	$96,342    $4,239  4%	Awaiting
Servicer Response
6106219	CCCC0	11/1/2004	2   11/1/2006	$121,778   $5,348  4%	Awaiting
Servicer Response
6105021	CCCC0	10/6/2004	2   10/6/2006	$99,529    $3,972  4%	Awaiting
Servicer Response
6111181	CCCC0	10/29/2004	3   10/29/2007	$31,916    $1,596  5%

6111260	CCCC0	10/29/2004	3   10/29/2007	$66,583    $3,332  5%
6104367	CCCC0	10/18/2004	3   10/18/2007	$47,024    $2,005  4%
6103295	CCCC0	10/6/2004	3   10/6/2007	$55,116    $2,385  4%
6104362	CCCC0	10/6/2004	3   10/6/2007	$46,086    $1,526  3%
6104103	69990	10/4/2004	3   10/4/2007	$80,646    $1,230  2%
6110307	CCCC0	8/30/2004	3   8/30/2007	$86,955    $3,660  4%
6110287	CCCC0	8/20/2004	3   8/20/2007	$35,810    $1,080  3%
6108752	CCCC0	7/13/2004	3   7/13/2007	$28,802    $1,143  4%
6108739	6C30	7/9/2004	3   7/9/2007	$55,476    $2,076  4%
6100589	CCCC0	6/1/2004	3   6/1/2007	$46,715    $2,337  5%
6100418	CCCC0	4/6/2004	3   4/6/2007	$68,091    $3,405  5%
6100243	CCC0	12/10/2004	2   12/10/2006	$51,506    $2,165  4%
6100104	CCC0	12/3/2004	2   12/3/2006	$24,929    $1,047  4%
6100248	CCC0	12/3/2004	2   12/3/2006	$52,703    $2,214  4%
6100260	CCC0	11/29/2004	2   11/29/2006	$55,781    $2,008  4%
6100308	CCC0	11/29/2004	2   11/29/2006	$77,652    $3,102  4%
6101856	CCCC0	11/18/2004	2   11/18/2006	$27,950    $1,398  5%
6111227	CCCC0	11/3/2004	2   11/3/2006	$49,872    $2,494  5%
6102607	369C0	11/1/2004	2   11/1/2006	$75,260    $2,709  4%
6102492	CCC30	10/29/2004	2   10/29/2006	$35,821    $1,433  4%
6101145	CCCC0	10/27/2004	3   10/27/2006	$21,069    $211    1%
6102588	CCCC0	10/27/2004	2   10/27/2006	$68,202    $2,593  4%
6102674	CCCC0	10/26/2004	2   10/26/2006	$119,607   $5,022  4%
6102892	CCCC0	10/26/2004	2   10/26/2006	$35,263    $1,533  4%
6102687	CCCC0	10/22/2004	2   10/22/2006	$135,503   $5,416  4%
6103060	CCCC0	10/22/2004	2   10/22/2006	$74,944    $1,455  2%
6104333	CCCC0	10/21/2004	2   10/21/2006	$41,360    $1,032  2%
6104307	CCCC0	10/21/2004	2   10/21/2006	$31,620    $1,276  4%
6102626	36990	10/20/2004	2   10/20/2006	$86,962    $3,658  4%
6102456	CCCC0	10/18/2004	2   10/18/2006	$30,277    $1,152  4%
6103074	CCCC0	10/15/2004	2   10/15/2006	$123,160   $4,549  4%
6104184	CCCC0	10/14/2004	2   10/14/2006	$36,309    $1,289  4%
6104305	CCCC0	10/13/2004	2   10/13/2006	$26,479    $1,124  4%
6100846	CCCC0	10/8/2004	2   10/8/2006	$76,688    $2,313  3%
6103506	CCCC0	10/8/2004	2   10/8/2006	$134,612   $4,948  4%
6103426	CCCC0	10/8/2004	2   10/8/2006	$46,938    $2,004  4%
6102206	CCCC0	10/7/2004	2   10/7/2006	$50,794    $1,931  4%
6102134	CCCC0	10/6/2004	2   10/6/2006	$33,046	   $1,255  4%
6103072	CCCC0	10/6/2004	2   10/6/2006	$33,766    $1,468  4%
6103519	CCCC0	10/5/2004	2   10/5/2006	$114,416   $4,182  4%
6102185	CCCC0	10/1/2004	2   10/1/2006	$44,771    $1,609  4%
6102087	CCCC0	9/30/2004	2   9/30/2006	$26,949    $1,024  4%
6102113	CCCC0	9/30/2004	2   9/30/2006	$30,644    $1,101  4%
6104273	CCCC0	9/30/2004	2   9/30/2006	$47,072    $2,163  5%
6103839	CCCC0	9/29/2004	2   9/29/2006	$47,654    $1,762  4%
6102126	CCCC0	9/28/2004	2   9/28/2006	$32,330    $1,358  4%
6103424	CCCC0	9/28/2004	2   9/28/2006	$47,397    $1,846  4%
6102348	CCCC0	9/27/2004	2   9/27/2006	$126,530   $5,315  4%
6102267	CCCC0	9/27/2004	2   9/27/2006	$72,629    $2,610  4%
6103730	CCCC0	9/27/2004	2   9/27/2006	$40,429    $1,895  5%
6103337	CCCC0	9/27/2004	2   9/27/2006	$29,326    $1,266  4%
6104213	CCCC0	9/27/2004	2   9/27/2006	$40,784    $1,552  4%
6103110	CCCC0	9/24/2004	2   9/24/2006	$21,033    $897    4%
6111278	CCCC0	9/22/2004	2   9/22/2006	$31,114    $1,556  5%
6102769	CCCC0	9/21/2004	2   9/21/2006	$61,254    $2,370  4%
6103082	CCCC0	9/15/2004	2   9/15/2006	$17,594    $770    4%
6103374	CCCC0	9/14/2004	2   9/14/2006	$38,518    $1,436  4%
6111364	CCCC0	8/25/2004	2   8/25/2006	$56,873    $2,844  5%
6100734	CCCC0	8/1/2004	2   8/1/2006	$157,533   $6,849  4%
6100638	CCCC0	8/1/2004	2   8/1/2006	$61,983    $2,203  4%
6100554	CCCC0	8/1/2004	2   8/1/2006	$102,270   $3,773  4%
6109853	CCCC0	5/25/2004	2   5/25/2006	$29,812    $1,106  4%


2005 The Murrayhill Company. All Rights Reserved


Section Three


Loss Report


SASCO 2005-S1 Historical Monthly Losses
Losses Through: June 30, 2005

Date	Loan Loss Amount	Loss Percentage

7/25/2005	$39,222.81	0.01%

6/25/2005	$138,037.89	0.02%

5/25/2005	$0.00		0.00%

4/25/2005	$0.00		0.00%

3/25/2005	$0.00		0.00%

Totals:	        $177,260.70	0.03%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

2005 The Murrayhill Company.  All Rights Reserved.


SASCO 2005-S1 Loss Report
Losses Through: June 30, 2005
July 25, 2005
Orig. LTV 	Original Amt	Months Delinquent
Loan Number	State	Orig. Date	Orig Appraisal	Value Decline	     Advances
Loss	   	Severity
6102510		TX	10/19/2004	20%	$37,600	         -2.92%	     	$0	$39,223	   	104.32%
						$188,000

Servicer Total:	$37,600

Distribution Date Total:			$37,600					$39,223		104.32%

2005 The Murrayhill Company.  All Rights Reserved.


Section Four


Analytics

SASCO 2005-S1 FICO Distribution by Status
Mortgage Data Through: June 30, 2005
FICO	Delinquency	Percentage
550	Current	0
570	Current	0
580	Current	0.002
580	Delinquent	0.005
590	Current	0.005
590	Delinquent	0.009
590	Paid Off	0.005
600	Current	0.018
600	Delinquent	0.041
600	Paid Off	0.013
610	Current	0.03
610	Delinquent	0.114
610	Paid Off	0.022
620	Current	0.045
620	Delinquent	0.091
620	Paid Off	0.034
630	Current	0.06
630	Delinquent	0.077
630	Paid Off	0.046
640	Current	0.063
640	Delinquent	0.086
640	Paid Off	0.058
650	Current	0.063
650	Delinquent	0.041
650	Paid Off	0.06
660	Current	0.071
660	Delinquent	0.068
660	Paid Off	0.073
670	Current	0.077
670	Delinquent	0.059
670	Paid Off	0.081
680	Current	0.082
680	Delinquent	0.055
680	Paid Off	0.08
690	Current	0.079
690	Delinquent	0.064
690	Paid Off	0.082
700	Current	0.067
700	Delinquent	0.05
700	Paid Off	0.083
710	Current	0.06
710	Delinquent	0.045
710	Paid Off	0.069
720	Current	0.056
720	Delinquent	0.045
720	Paid Off	0.05
730	Current	0.047
730	Delinquent	0.036
730	Paid Off	0.049
740	Current	0.04
740	Delinquent	0.041
740	Paid Off	0.045
750	Current	0.036
750	Delinquent	0.036
750	Paid Off	0.041
760	Current	0.032
760	Delinquent	0.014
760	Paid Off	0.041
770	Current	0.026
770	Delinquent	0.005
770	Paid Off	0.022
780	Current	0.019
780	Delinquent	0.014
780	Paid Off	0.022
790	Current	0.012
790	Delinquent	0.005
790	Paid Off	0.011
800	Current	0.007
800	Paid Off	0.007
810	Current	0.002
810	Paid Off	0.004
820	Current	0
820	Paid Off	0.001

Status		# of Loans	Average	 Std. Deviation
Current		10,311		685	    47.936
Delinquent	220		665	    48.504
Paid Off	1,423		690	    46.563
Total:		11,954


Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S1 Loan-to-Value Distribution by Status
Mortgage Data Through: June 30, 2005
LTV	Delinquency	Percentage
0	Current	0.002
0	Paid Off	0.006
0.1	Paid Off	0.278
0.1	Current	0.193
0.1	Delinquent	0.086
0.2	Current	0.765
0.2	Paid Off	0.671
0.2	Delinquent	0.818
0.3	Paid Off	0.042
0.3	Delinquent	0.086
0.3	Current	0.038
0.4	Paid Off	0.003
0.4	Delinquent	0.009
0.4	Current	0.001
0.5	Current	0

Status		# of Loans	Average		Std. Deviation
Current		10,311		0.961		0.061
Delinquent	220		0.976		0.047
Paid Off	1,423		0.936		0.079
Total:		11,954

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S1 Balance Distribution by Status
Mortgage Data Through: June 30, 2005
Balance	Delinquency	Percentage
0	Current	0
10000	Current	0.045
10000	Delinquent	0.018
20000	Current	0.211
20000	Delinquent	0.2
30000	Current	0.221
30000	Delinquent	0.205
40000	Current	0.134
40000	Delinquent	0.1
50000	Current	0.1
50000	Delinquent	0.073
60000	Current	0.076
60000	Delinquent	0.064
70000	Current	0.06
70000	Delinquent	0.068
80000	Current	0.038
80000	Delinquent	0.05
90000	Current	0.034
90000	Delinquent	0.036
100000	Current	0.024
100000	Delinquent	0.032
110000	Current	0.017
110000	Delinquent	0.032
120000	Current	0.014
120000	Delinquent	0.023
130000	Current	0.008
130000	Delinquent	0.023
140000	Current	0.005
140000	Delinquent	0.009
150000	Current	0.004
150000	Delinquent	0.014
160000	Current	0.002
160000	Delinquent	0.005
170000	Current	0.002
170000	Delinquent	0.005
180000	Current	0.001
180000	Delinquent	0.014
190000	Current	0
190000	Delinquent	0.005
200000	Current	0.002
200000	Delinquent	0.014
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0
240000	Delinquent	0.005
250000	Current	0
250000	Delinquent	0.005
270000	Current	0
280000	Current	0
300000	Current	0
330000	Current	0
350000	Delinquent	0.005
400000	Current	0
490000	Current	0

Status		# of Loans	Average		Std. Deviation
Current		10,311		46,686.76	31,823.48
Delinquent	220		60,860.03	49,700.89
Total:		10,531

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S1 Mortgage Term Distribution by Status
Mortgage Data Through: June 30, 2005
Mortgage Term	Delinquency	Percentage
120	Current	0
120	Paid Off	0.001
180	Paid Off	0.644
180	Current	0.612
180	Delinquent	0.641
240	Delinquent	0.032
240	Current	0.019
240	Paid Off	0.018
360	Paid Off	0.337
360	Current	0.369
360	Delinquent	0.327

# of Loans	Other	120	180	240	360
11,954		0	5	7,367	224	4,358

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S1 Mortgage Type Distribution by Status
Mortgage Data Through: June 30, 2005
Mortgage Type	Delinquency	Percentage
Investment Home	Current	0.231
Investment Home	Delinquent	0.114
Investment Home	Paid Off	0.326
Primary Home	Current	0.745
Primary Home	Delinquent	0.868
Primary Home	Paid Off	0.642
Second Home	Current	0.025
Second Home	Delinquent	0.018
Second Home	Paid Off	0.032

Mortgage Type	Loan Count	Total Balance		Avg. Balance	Std.
Deviation
(Unknown)	5,963		257,744,080.26		43,223.89	32,332.50
Fixed		5,991		237,032,296.80		39,564.73	35,432.20
Total:		11,954		494,776,377.06

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Mortgage Purpose Distribution
Mortgage Data Through: June 30, 2005


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,248	10.4%	Cash-out refinance
Purchase	10,139	84.6%	Purchase	8,741	84.8%

Rate/term refinance 	532	4.4%	Rate/term refinance
Home Improvement 	0	0.0%	Home Improvement
Other			64	0.5%	Other

Total	11,983	100%	Total	10,311	100%	Total	220	100%	Total	1,423
	100%

		Purpose			Number  Percentage	Purpose
	Number	Percentage
1,047	10.2%	Cash-out refinance 	16	7.3%	Cash-out refinance 	182
	12.8%
Purchase	197	89.5%	Purchase	1,176	82.6%
467	4.5%	Rate/term refinance 	6	2.7%	Rate/term refinance 	58
	4.1%
0	0.0%	Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
56	0.5%	Other			1	0.5%	Other			7	0.5%

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Ownership Distribution by Status
Mortgage Data Through: June 30, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.231
Investment Home	Delinquent	0.114
Investment Home	Paid Off	0.326
Primary Home	Current	0.745
Primary Home	Delinquent	0.868
Primary Home	Paid Off	0.642
Second Home	Current	0.025
Second Home	Delinquent	0.018
Second Home	Paid Off	0.032

Title	# of Loans
Investment Home	2,866
Primary Home	8,784
Second Home	304
Total:		11,954

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Delinquent Balance Over Time
Mortgage Data Through: June 30, 2005
AsOfDate	30 Days		60 Days		90 Days		Foreclosure
	REO
2/28/2005	2841029.21	982004.78	0		0		0
3/31/2005	4616130.66	2333432.97	1448319.82	30310.02	0
4/30/2005	3581337.99	2613406.91	2758607.1	586894.38	0
5/31/2005	4517476.9	1628746.3	3368866.83	1708592.09	0
6/30/2005	4720332.25	2463624.42	3880553.49	2324695.69	0

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Delinquent Count Over Time
Mortgage Data Through: June 30, 2005
AsOfDate	30 Days	60 Days	90 Days		Foreclosure	REO
2/28/2005	46	14	0		0		0
3/31/2005	95	37	20		1		0
4/30/2005	69	47	41		8		0
5/31/2005	92	35	51		22		0
6/30/2005	79	43	62		36		0

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S1 Conditional Prepayment Rates
Mortgage Data Through: June 30, 2005
Date	Distribution Date	CPR	3-Month MA	6-Month MA	12-Month MA
6/30/2005	7/25/2005	41.14%	34.02%
5/31/2005	6/25/2005	32.90%	30.13%
4/30/2005	5/25/2005	27.28%
3/31/2005	4/25/2005	30.10%
2/28/2005	3/25/2005	16.38%


Copyright 2005, The Murrayhill Company. All rights reserved.